UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549


                                FORM 8-K

                             CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15 (d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported) March 30, 2001


                         TRIARC COMPANIES, INC.
           --------------------------------------------------
         (Exact name of registrant as specified in its charter)


            DELAWARE             1-2207              38-0471180
            -----------------    --------------    --------------
            (State or other      (Commission      (I.R.S. Employer
            jurisdiction of      File No.)        Identification No.)
            incorporation of
            organization)


            280 Park Avenue
            New York, NY                                     10017
            ----------------------------------             ------------
            (Address of principal executive office)         (Zip Code)


            Registrant's telephone number, including area code: (212) 451-3000

            ----------------------------------             ------------
            (Former name or former address,                 (Zip Code)
             if changed since last report)



Item 7.  Exhibits

    (c)  Exhibits

    3.1 -  By-laws of Triarc Companies, Inc., as currently in effect.
    4.1 - Supplemental Indenture No. 8, dated as of November 14, 2000, among SBG Holdings Inc. and Snapple Beverage Group, Inc., as issuers, the Subsidiary Guarantors parties thereto and The Bank of New York, as trustee.
    4.2 - Indenture, dated as of November 21, 2000, among Arby's Franchise Trust, as issuer, Ambac Assurance Corporation, as insurer, and BNY Midwest Trust Company, a Bank of New York Company, as Indenture Trustee.
    10.1 - Deferral Plan for Senior Executives Officers of Triarc Companies,
           Inc.
    10.2 - Trust Agreement for the Deferral Plan for Senior Executive Officers of Triarc Companies, Inc., dated January 23, 2001, between Triarc Companies, Inc. and Wilmington Trust Company, as trustee.
    10.3 - Trust Agreement for the Deferral Plan for Senior Executive Officers of Triarc Companies, Inc., dated January 23, 2001, between Triarc Companies, Inc. and Wilmington Trust Company, as trustee.
    10.4 - Servicing Agreement, dated as of November 21, 2000, among Arby's Franchise Trust, as Issuer, Arby's, Inc., as Servicer, and BNY Midwest Trust Company, a Bank of New York Company, as Indenture Trustee.
    10.5 - Promissory Note, dated April 1, 2000, issued by Nelson Peltz and Peter W. May to Triarc Companies, Inc. in the original principal amount of $5,000,000.
    10.6 - Stipulation and Agreement of Compromise, Settlement and Release, dated August 17, 2000.

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                          TRIARC COMPANIES, INC.



                                          By: /s/ BRIAN L. SCHORR
                                              --------------------------
                                              Brian L. Schorr
                                              Executive Vice President
                                              and General Counsel

Dated: March 30, 2001






                                 EXHIBIT INDEX

Exhibit
  No.       Description                                           Page No.

3.1 -       By-laws of Triarc Companies, Inc., as
            currently in effect.
4.1 -       Supplemental Indenture No. 8, dated as of
            November 14, 2000, among SBG Holdings Inc. and Snapple Beverage Group, Inc., as issuers, the Subsidiary Guarantors parties thereto and The
            Bank of New York, as trustee.
4.2 - Indenture, dated as of November 21, 2000, among Arby's Franchise Trust, as issuer, Ambac Assurance Corporation, as insurer, and BNY Midwest Trust Company, a Bank of New York Company, as Indenture Trustee.
10.1 -      Deferral Plan for Senior Executives Officers of
            Triarc Companies, Inc.
10.2 - Trust Agreement for the Deferral Plan for Senior Executive Officers of Triarc Companies, Inc., dated January 23, 2001, between Triarc Companies, Inc. and Wilmington Trust Company, as trustee.
10.3 - Trust Agreement for the Deferral Plan for Senior Executive Officers of Triarc Companies, Inc., dated January 23, 2001, between Triarc Companies, Inc. and Wilmington Trust Company, as trustee.
10.4 - Servicing Agreement, dated as of November 21, 2000, among Arby's Franchise Trust, as Issuer, Arby's, Inc., as Servicer, and BNY Midwest Trust Company, a Bank of New York Company, as Indenture Trustee.
10.5 - Promissory Note, dated April 1, 2000, issued by Nelson Peltz and Peter W. May to Triarc Companies, Inc. in the original principal amount of $5,000,000.
10.6 - Stipulation and Agreement of Compromise, Settlement and Release, dated August 17, 2000.